Exhibit 99.1

LETTER OF TRANSMITTAL

NEVADA POWER COMPANY

Is Offering to Issue its

5.95% General and Refunding

Mortgage Notes, Series M, due 2016,

(Registered Under the Securities Act
of 1933)

in exchange for its

5.95% General and Refunding

Mortgage Notes, Series M, due 2016

(Not Registered under the

Securities Act of 1933)

6.650% General and Refunding
Mortgage Notes, Series N, due 2036,

(Registered Under the Securities Act
of 1933)

in exchange for its

6.650% General and Refunding

Mortgage Notes, Series N, due 2036

(Not Registered under the
Securities Act of 1933)

6.50% General and Refunding

Mortgage Notes, Series O, due 2018,

(Registered Under the Securities Act
of 1933)

in exchange for its

6.50% General and Refunding

Mortgage Notes, Series O, due 2018

(Not Registered under the
Securities Act of 1933)

Pursuant to the Prospectus Dated September     , 2006

THESE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON OCTOBER 10, 2006 UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS OF OLD NOTES (DEFINED BELOW) MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery To:

The Bank of New York, as Exchange Agent

By Registered or Certified Mail, Hand or
Overnight Courier:

The Bank of New York

Corporate Trust Operations

Reorganization Unit

101 Barclay Street – 7E

New York, New York 10286

Attention: Mr. Randolph Holder

By Facsimile Transmission: (212) 298-1915	Confirm by Telephone: (212) 815-5098

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO AN EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

The undersigned acknowledges that he or she has received and reviewed a prospectus, dated September     , 2006 (the “Prospectus”), of Nevada Power Company, a Nevada corporation (“Nevada Power”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute Nevada Power’s offers (the “Exchange Offers”) to issue an aggregate principal amount of up to:

$210,000,000 of its

5.95% General and Refunding

Mortgage Notes, Series M, due 2016

(“Series M New Notes”),

(which have been registered under the
Securities Act of 1933)

in exchange for its

5.95% General and Refunding

Mortgage Notes, Series M, due 2016

(“Series M Old Notes”),

(which have not been registered
under the Securities Act of 1933)

$370,000,000 of its

6.650% General and Refunding
Mortgage Notes, Series N, due 2036

(“Series N New Notes”),

(which have been registered under
the Securities Act of 1933)

in exchange for its

6.650% General and Refunding

Mortgage Notes, Series N, due 2036

(“Series N Old Notes”),

(which have not been registered
under the Securities Act of 1933)

$325,000,000 of its

6.50% General and Refunding

Mortgage Notes, Series O, due 2018,

(“Series O New Notes”),

(which have been registered under the
Securities Act of 1933)

in exchange for its

6.50% General and Refunding

Mortgage Notes, Series O, due 2018

(“Series O Old Notes”),

(which have not been registered
under the Securities Act of 1933)

The Series M New Notes, the Series N New Notes and the Series O New Notes (collectively referred to as the “New Notes”) have all been registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to a registration statement of which the Prospectus constitutes a part. The Series M Old Notes, the Series N Old Notes and the Series O Old Notes (collectively referred to as the “Old Notes”) were not so registered. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

In order for any Holder of Old Notes to tender all or any portion of such Old Notes, the Exchange Agent must receive either this Letter of Transmittal completed by such Holder or an Agent’s Message (as hereinafter defined) with respect to such Holder. Certificates for Old Notes are to be forwarded herewith or, if a tender of Old Notes is to be made by book-entry transfer, the tender should be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under “The Exchange Offers — Procedures for Tendering — Registered Holders and DTC Participants.” Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

By causing Old Notes to be credited to the Exchange Agent’s account at DTC in accordance with DTC’s procedures for transfer, including the transmission by DTC of an Agent’s Message to the Exchange Agent, the DTC participant will be deemed to confirm, on behalf of itself and the beneficial owners of such Old Notes, all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent. As used herein, the term “Agent’s Message” means a message, electronically transmitted by DTC to and received by the Exchange Agent, and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgement from a Holder of Old Notes stating that such Holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal and, further, that such Holder agrees that Nevada Power may enforce this Letter of Transmittal against such Holder.

The term “Holder”, as used in this Letter of Transmittal, means (a) any person in whose name Old Notes are registered on the books of Nevada Power, (b) any other person who has obtained a properly completed power of attorney from the registered holder, and (c) any DTC participant whose Old Notes are held of record by DTC. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety or must cause an Agent’s Message to be transmitted.

Any other beneficial owner whose Old Notes are registered in the name of a broker or other nominee and who wishes to tender should contact such broker or nominee promptly and instruct such broker or nominee to tender on behalf of the beneficial owner. If the beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner’s name or obtain a properly completed note power from the registered Holder of the Old Notes. The transfer of registered ownership may take considerable time.

Complete the appropriate boxes below to indicate the Old Notes to which this Letter of Transmittal relates and the action the undersigned desires to take with respect to the applicable Exchange Offer. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER MAY BE DIRECTED TO THE EXCHANGE AGENT.

DESCRIPTION OF SERIES M OLD NOTES
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))	1	2	3
	Certificate Number(s)*	Aggregate Principal Amount of Series M Old Note(s) represented by Certificate	Principal Amount Tendered**

Total	—

*       Need not be completed if Series M Old Notes are being tendered by book-entry transfer.

**     Unless otherwise indicated in the column, a holder will be deemed to have tendered ALL of the Series M Old Notes represented by the Series M Old Notes indicated in column 2. See Instruction 2. Series M Old Notes tendered hereby must be in denominations of principal amount of $1,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

DESCRIPTION OF SERIES N OLD NOTES
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))	1	2	3
	Certificate Number(s)*	Aggregate Principal Amount of Series N Old Note(s) represented by Certificate	Principal Amount Tendered**

Total	—

*       Need not be completed if Series N Old Notes are being tendered by book-entry transfer.

**     Unless otherwise indicated in the column, a holder will be deemed to have tendered ALL of the Series N Old Notes represented by the Series N Old Notes indicated in column 2. See Instruction 2. Series N Old Notes tendered hereby must be in denominations of principal amount of $100,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

DESCRIPTION OF SERIES O OLD NOTES
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))	1	2	3
	Certificate Number(s)*	Aggregate Principal Amount of Series O Old Note(s) represented by Certificate	Principal Amount Tendered**

Total	—

*	Need not be completed if Series O Old Notes are being tendered by book-entry transfer.

**	Unless otherwise indicated in the column, a holder will be deemed to have tendered ALL of the Series O Old Notes represented by the Series O Old Notes indicated in column 2. See Instruction 2. Series O Old Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Book-Entry Account Number:

Transaction Code Number:

By crediting Old Notes to the Exchange Agent’s Account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offers, including transmitting an Agent’s Message to the Exchange Agent in which the Holder of Old Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not participating in, and does not intend to participate in, a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

TENDER OF OLD NOTES

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the applicable Exchange Offer, the undersigned hereby tenders to Nevada Power the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Nevada Power all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact with full power of substitution for purposes of delivering this Letter of Transmittal and the Old Notes to Nevada Power. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest. The undersigned hereby acknowledges its full understanding that the Exchange Agent also performs functions as agent of Nevada Power.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that Nevada Power will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Nevada Power. The undersigned hereby further represents and warrants that (a) any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, (b) neither the holder of such Old Notes nor any such other person is engaged or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act) of such New Notes (c) neither the holder of such Old Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of Nevada Power, and (d) if such holder is a broker or dealer registered under the Exchange Act, it will receive the New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities. Each broker or dealer referred to in clause (d) of the preceding sentence must acknowledge that it will deliver a prospectus in connection with any resale of such New Notes.

The undersigned also acknowledges that the Exchange Offers are being made by Nevada Power in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the applicable Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an “affiliate” of Nevada Power within the meaning of Rule 405 under the Securities Act, and (ii) any broker-dealer that purchases Old Notes from Nevada Power to resell pursuant to Rule 144A under the Securities Act (“Rule 144A”) or any other available exemption), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such holders acquire the New Notes in the ordinary course of business and that such holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes. However, Nevada Power does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offers in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offers as in other circumstances. The undersigned represents that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The undersigned acknowledges that in reliance on interpretations by the staff of the SEC, a broker-dealer may fulfill its prospectus delivery requirements with respect to the New Notes (other than a resale of New Notes received in exchange for an unsold allotment of Old Notes purchased directly from Nevada Power) with the Prospectus which constitutes part of the Exchange Offers.

The undersigned also warrants that acceptance of any tendered Old Notes by Nevada Power and the issuance of New Notes in exchange therefor shall constitute performance in full by Nevada Power of certain of its obligations under the applicable Registration Rights Agreement relating to the Old Notes tendered hereby. The Registration Rights Agreements have been filed, with respect to the Series M Old Notes, as an exhibit to the annual report on Form 10-K for the year ended December 31, 2005, with respect to the Series N Old Notes that were issued on April 3, 2006, as an exhibit to the quarterly report on Form 10-Q for the quarter ended March 31, 2006, with respect to the Series O Old Notes that were issued on May 12, 2006, with the registration statement filed in connection with the Exchange Offers and with respect to the Series N Old Notes and the Series O Old Notes that were issued on June 26, 2006, as exhibits to the quarterly report on Form 10-Q for the quarter ended June 30, 2006.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Nevada Power to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offers — Withdrawal of Tenders” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please issue the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not tendered or exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Series M Old Notes,” “Description of Series N Old Notes,” or “Description of Series O Old Notes,” as applicable.

Nevada Power will be deemed to have accepted validly tendered Old Notes when, as and if Nevada Power shall have given oral (promptly confirmed in writing) or written notice of acceptance to the Exchange Agent.

The undersigned, by completing the box entitled “Description of Series M Old Notes,” “Description of Series N Old Notes,” or “Description of Series O Old Notes,” as applicable, above and signing this letter, will be deemed to have tendered the applicable Old Notes as set forth in such box above.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed only if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) below on this Letter of Transmittal, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue: New Notes and/or Old Notes to:

Name(s):

(Please Type or Print)

Address:

(Please Type or Print)

(Zip Code)

(Taxpayer Identification or Social Security Number)

(Complete Substitute Form W-9)

☐  Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below.

(DTC Account Number, If Applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed only if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below or to such person or persons at an address other than shown in the box entitled “Description of Series M Old Notes,” “Description of Series N Old Notes,” or “Description of Series O Old Notes,” as applicable, on this Letter of Transmittal above.

Mail: New Notes and/or Old Notes to:

Name(s):

(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

IMPORTANT: This Letter of Transmittal or a facsimile hereof or an Agent’s Message in lieu thereof (together with the certificates for Old Notes or a book-entry confirmation and all other required documents) must be received by the exchange agent prior to 5:00 P.M., New York City Time, on the Expiration Date.

Please read this entire Letter of Transmittal carefully before completing any box above.

PLEASE SIGN HERE

(To Be Completed By All Tendering Holders)

(Complete Accompanying Substitute Form W-9 on reverse side)

(Signature(s) of Owner)

Dated:                             , 200

Area Code and Telephone Number:

This Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes hereby tendered or on a DTC security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

SIGNATURE GUARANTEE

(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

Title:

Name and Firm:

Dated:                             , 200

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offers

1. Delivery of This Letter of Transmittal and Old Notes.

In order for any Holder of Old Notes to tender all or any portion of such Old Notes, the Exchange Agent must receive either this Letter of Transmittal completed by such Holder or an Agent’s Message (as hereinafter defined) with respect to such Holder. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date. The Series M Old Notes tendered hereby must be in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Series N Old Notes tendered hereby must be in denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Series O Old Notes tendered hereby must be in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As used herein, the term “Agent’s Message” means a message, electronically transmitted by DTC to and received by the Exchange Agent, and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgement from a Holder of Old Notes stating that such Holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal and, further, that such Holder agrees that Nevada Power may enforce this Letter of Transmittal against such Holder.

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The method of delivery of Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering Holder, but the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Old Notes or Letters of Transmittal should be sent to Nevada Power. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.

See the Prospectus under “The Exchange Offers.”

2. Partial Tenders (Not Applicable to Holders Who Tender by Book-Entry Transfer).

If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled “Description of Series M Old Notes — Principal Amount Tendered,” “Description of Series N Old Notes — Principal Amount Tendered,” or “Description of Series O Old Notes — Principal Amount Tendered,” as applicable. A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on This Letter of Transmittal; Note Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such Old Notes without any change whatsoever. If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate note powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate note powers are required. Signatures on such certificate(s) or note powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate note powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) or note powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates representing Old Notes or any note powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Nevada Power, proper evidence satisfactory to Nevada Power of their authority to so act must be submitted.

EXCEPT AS PROVIDED BELOW, ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON NOTE POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN “ELIGIBLE INSTITUTION”).

SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION IF THE OLD NOTES ARE TENDERED: (1) BY A REGISTERED HOLDER OF OLD NOTES WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” OR (2) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. Special Issuance and Delivery Instruction.

Tendering Holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offers and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

5. Tax Identification Number.

Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide Nevada Power (as payor) with such holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If Nevada Power is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 28% of all reportable payments made after the exchange. If withholding results in an overpayment for taxes, a refund may be obtained.

Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements, but may be required to provide evidence of their exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding, each tendering Holder of Old Notes must provide its correct TIN by completing the “Substitute Form W-9” set forth below, certifying that the Holder is a U.S. person (including a U.S. resident alien), that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (1) the Holder is exempt from backup withholding, (2) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give Nevada Power a completed Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or if applicable, Form W-8ECI, Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “applied for” in lieu of its TIN. Note: Checking this box and writing “applied for” on such form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to Nevada Power within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to Nevada Power.

6. Transfer Taxes.

Nevada Power will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offers. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to Nevada Power or its order pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

7. Company Determination Final; Waiver of Conditions.

All questions as to the validity, form eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by Nevada Power in its sole discretion, which determination will be final and binding. Nevada Power reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes Nevada Power’s acceptance of which would, in the opinion of counsel for Nevada Power, be unlawful. Nevada Power also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. Nevada Power’s interpretation of the terms and conditions of the Exchange Offers (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as Nevada Power shall determine. Neither Nevada Power, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of the Old Notes, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date.

8. No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by causing this Letter of Transmittal or an Agent’s Message in lieu thereof to be delivered to the Exchange Agent, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

Neither Nevada Power, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9. Mutilated, Lost, Stolen or Destroyed Old Notes.

Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the addresses indicated above for further instructions.

10. Requests for Additional Copies.

Requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the addresses and telephone numbers indicated above.

11. Incorporation of Letter of Transmittal.

This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through the DTC’s ATOP procedures by any participant on behalf of itself and the beneficial owners of any Old Notes so tendered.

12. Withdrawals.

This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offers — Withdrawal of Tenders” section of the Prospectus.

Substitute Form W-9 Request for Taxpayer Identification Number and Certification

TO BE COMPLETED BY ALL TENDERING HOLDERS

(SEE INSTRUCTION 5)

Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below)

Name:

Address:

City, State and Zip Code:

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW:
TIN:
(Social Security Number or Employer Identification Number)

Part 2 — TIN applied for [ ]

Certification: Under the penalties of perjury, I certify that:
(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me).

(2)    I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).
(4) any other information provided on this form is true and correct.

Signature:

Date:

YOU MUST CROSS OUT ITEM (2) OF THE ABOVE CERTIFICATION IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR TAX RETURN AND YOU HAVE NOT BEEN NOTIFIED BY THE IRS THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 28 percent of all reportable payments made to me thereafter will be withheld until I provide a number

Signature:                                                                                       Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card (for resident individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. You can get these forms from the IRS by calling 1-800-829-3676 or from the IRS’s internet website at www.irs.gov.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), or an individual retirement plan.

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	A trust exempt from tax under section 664 or described in section 4947.

•	An entity registered at all times during the tax year under Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodities Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant notes under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan payments made by you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER A COMPLETED INTERNAL REVENUE SERVICE FORM W-8 BEN, W-8 ECI, W-8 EXP, or W-8 IMY.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under section 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments made after December 31, 2001 to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. — Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of —
1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor—trustee(1)

	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

5.	Sole proprietorship account	The owner(3)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of —
6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)

7.	Corporate account	The corporation

8.	Association, club, religious, charitable, educational or other tax-exempt organization account	The organization

9.	Partnership account held in the name of the business	The partnership

10.	A broker or registered nominee	The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number should be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust.